TAXES ON INCOME	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 11: TAXES ON INCOME

a.	Ordinary taxable income in Israel is subject to a corporate tax rate of 23%.

The Company applies various benefits allotted to it under the revised Investment Law as per Amendment 73, which includes a number of changes to the Investment Law regimes through regulations that have come into effect from January 1, 2017. Applicable benefits under the new regime include:

•

Introduction of a benefit regime for “Preferred Technology Enterprises” (“PTE”), granting a 12% tax rate in central Israel on income deriving from Benefited Intangible Assets, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports to large markets. PTE is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion.

•
A 12% capital gains tax rate on the sale of a preferred intangible asset to a foreign affiliated enterprise, provided that the asset was initially purchased from a foreign resident at an amount of NIS 200 million or more.

•
A withholding tax rate of 20% for dividends paid from PTE income (with an exemption from such withholding tax applying to dividends paid to an Israeli company) may be reduced to 4% on dividends paid to a foreign resident company, subject to certain conditions regarding percentage of foreign ownership of the distributing entity.

The company has not exhausted the benefits it may qualify for as a PTE and continue to examine the degree to which it might qualify as a PTE

The Company’s subsidiaries are separately taxed under the local tax laws of the jurisdiction of incorporation of each entity.

b.	Income (Loss) before income taxes is comprised as follows:

	Year ended December 31
	2023	2022	2021
Israel	$(59,200)	$(102,013)	$(68,924)
Foreign	7,514	(2,506)	(8,875)
	$(51,686)	$(104,519)	$(77,799)

c.	Income taxes are comprised as follows:

	Year ended December 31
	2023	2022	2021
Current:
Israel	$69	$(93)	$103
Foreign	6,769	1,389	697
Total current taxes	6,838	1,296	800
Deferred:
Israel	-	-	-
Foreign	(1,771)	2,535	1,694
Total deferred taxes	(1,771)	2,535	1,694
Total income taxes	$5,067	$3,831	$2,494

d.	A reconciliation of the Company's theoretical income tax benefit to actual income tax expense is as follows:

	Year ended December 31
	2023	2022	2021

Loss before income taxes	$51,686	$104,519	$77,799
Statutory tax rate	23%	23%	23%
Theoretical income tax benefit	$(11,888)	$(24,039)	$(17,894)
Preferred technology enterprise	6,512	11,221	7,582
Foreign rate differential	16	(300)	(597)
Unrecognized tax benefits	373	1,348	3,159
Changes in valuation allowance	4,329	11,421	7,498
Share-based compensation	5,589	3,745	2,519
Non-deductible expenses	69	513	234
Other	67	(78)	(7)
Actual tax expense	$5,067	$3,831	$2,494

e.	The following table presents the significant components of the Company's deferred taxes:

	December 31,
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$48,348	$43,437
Research and development expenses	4,878	5,398
Accruals and reserves	2,574	2,088
Issuance costs	-	914
Share-based compensation	4,396	4,318
Operating lease liability	1,968	2,115
Other deferred assets	1,083	805
Gross deferred tax assets	63,247	59,075
Valuation allowance	(55,758)	(51,164)
Total deferred tax assets	7,489	7,911
Deferred tax liabilities:
Deferred contract costs	(10,989)	(13,313)
Operating lease ROU asset	(1,760)	(1,667)
Other deferred tax liabilities	(299)	(261)
Gross deferred tax liabilities	(13,048)	(15,241)
Net deferred taxes	$(5,559)	$(7,330)

A valuation allowance is provided when it is more likely than not that the deferred tax assets will not be realized. The Company has established a valuation allowance to offset certain deferred tax assets at December 31, 2023 and 2022 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets.

f.	Net operating losses carry forward:

As of December 31, 2023, the Company had approximately $364,062 in net operating loss carryforwards in Israel that can be carried forward indefinitely.

As of December 31, 2023, the U.S. subsidiary had $55,906 of state net operating loss carryforwards available to offset future taxable income. If not utilized, the state net operating loss carryforwards will expire in varying amounts mostly between the years ended 2032 and 2042.

g.	Tax assessments

The Company has net operating losses from prior tax periods which may be subjected to examination in future periods. As of December 31, 2023, the Company’s tax years until December 31, 2018 are subject to statute of limitation in Israel.

As of that date, the U.S. subsidiary’s tax years until December 31, 2019 are subject to statute of limitation in the U.S.

h.	Unrecognized tax benefits

Consistent with the provisions of ASC 740, Income Taxes, the Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

The following table shows the changes in the gross amount of unrecognized tax benefits as of December 31, 2023, 2022 and 2021:

Unrecognized Tax Benefits
Balance - December 31, 2020	1,709
Increases related to prior years’ tax positions	175
Increases related to current years’ tax positions	2,984
Balance - December 31, 2021	4,868
Decrease related to prior years’ tax positions	(287)
Increases related to current years’ tax positions	1,635
Balance - December 31, 2022	6,216
Increase related to prior years’ tax positions	10
Increases related to current years’ tax positions	317
Balance - December 31, 2023	$6,543

As of December 31, 2023, the total amount of gross unrecognized tax benefits that would favorably impact the Company’s effective tax rate, if recognized, was $6,185. The remaining amount of $358 would be offset by the reversal of related deferred tax assets which are subject to a full valuation allowance.

The Company recognizes interest and penalties related to unrecognized tax benefits as income tax expense. As of December 31, 2023, the Company has accumulated $445 in both interest and penalties related to uncertain tax positions.

Although the Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Company’s income tax provisions.